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                     Prudential Government Securities Trust
                        (Short-Intermediate Term Series)
                     Supplement dated November 18, 1996 to
                       Prospectus dated January 29, 1996
    The following information supplements ``How the Trust is Managed--Manager''. The current portfolio managers of the Series are Barbara L. Kenworthy and
Sharon Fera. Ms. Kenworthy is a Managing Director and Senior Portfolio Manager and Ms. Fera is a Vice President and Portfolio Manager of Prudential Investments, a business group of The Prudential Insurance Company of America. Ms. Fera is responsible for day-to-day management for the Series' portfolio under the supervision of Ms. Kenworthy who remains responsible for overall portfolio strategy for the Series. Ms. Kenworthy has managed the Series' portfolio since May 1995. Ms. Kenworthy was previously employed by The Dreyfus Corporation (June 1985-June 1994) and served as president and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy has 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield quality bonds. Ms. Kenworthy also serves as the portfolio manager of other investment companies managed by Prudential Investments. Ms. Fera joined Prudential Investments in May 1996 as a fixed-income portfolio manager. Prior thereto, she was employed by Aetna Life and Casualty (May, 1993-May, 1996) as a Portfolio Manager responsible for the fixed-income portion of Aetna's Capital and Surplus Portfolio and as a fixed-income analyst responsible for the Capital Goods and Transportation sectors. Prior to joining Aetna, she was a fixed income trader at Hartford Life Insurance Company (May, 1992-May, 1993) and at Equitable Capital Management Corporation (August, 1985-May, 1992). She actively manages the Series' portfolio according to the investment adviser's interest rate outlook. Consistent with the Series' investment objective and policies, she will, at times, invest in different sectors of the U.S. government and other fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates, supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds she believes provide the best value under these conditions. MF111A-1 (11/18/96)